[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R)/FOREIGN &
                         COLONIAL EMERGING
                         MARKETS EQUITY FUND
                         SEMIANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
MFS(R) Prepares for the Year 2000 ......................................... 31
Trustees and Officers ..................................................... 33


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended November 30, 1998, Class A shares of the Fund provided a total return of -22.67%, Class B shares -22.88%, Class C shares -22.73%, and Class I shares -22.42%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to returns of -19.23% for the Lipper Emerging Markets Funds Index (the Lipper Index) and -16.42% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest directly in an index.

Q. COULD YOU TALK ABOUT SOME OF THE FACTORS THAT HAVE AFFECTED THE FUND'S RECENT PERFORMANCE?

A. Although the Fund benefited from its overweightings in Egypt, Morocco, and Mauritius, as well as from its underweightings in Brazil and Malaysia, its overweightings in Russia and Turkey hurt performance, as did its underweightings in Greece and Taiwan.

Q. DO YOU SEE ANY SIGNS OF IMPROVEMENT IN THE ECONOMIC AND INVESTMENT ENVIRONMENT IN EMERGING MARKETS?

A. Until recently emerging markets had enjoyed the fastest growth in the world, driven by a combination of cheap labor, an application of new technologies, and access to cheap capital. The first two factors are now in greater abundance than ever, but access to capital has, for the past year, been notably absent. However, it is now in the interest of the major world economic powers to stabilize the global financial system. Thus, we believe that further interest-rate cuts will be forthcoming from the G7, that is, the group of seven major industrialized countries. It is worth remembering that even a marginal change in sentiment can have a dramatic impact on emerging market performance. For example, from the end of August to the end of November, emerging markets, as represented by the MSCI EMF Index, rallied by 26.7% in U.S. dollar terms.

Q. DO YOU SEE SIGNS THAT THE PROBLEMS IN ASIA ARE BEING RESOLVED?

A. In some places, yes. The Fund remains underweighted in Asia as a whole with, for example, zero exposure in Malaysia and Indonesia, both of which have rejected market demands for economic reform. In contrast, corporate South Korea has finally started to restructure due to pressure from a new government and an International Monetary Fund (IMF) rescue package. A debt rescheduling agreement was signed in early 1998, and a number of the Korean "Chaebol" conglomerates have started to reorganize. Thailand has also reacted positively to IMF demands, and its macroeconomic picture has gradually improved during 1998, with interest rates declining.

Q. IN SPITE OF THE PROBLEMS IN ASIA, ARE YOU FINDING INVESTMENT OPPORTUNITIES THERE?

A. China continues to be one of the best economic stories in the region. Its government has correctly concluded that economic recovery will be driven domestically rather than by exports and is attempting to grow through infrastructure spending. It is uncertain how soon the effects of this will feed through to corporate China, but we believe companies like Huaneng Power will be among the first to benefit. Elsewhere, although Singapore's role as one of the main service centers in Asia could continue to hamper growth, its corporate sector is strong, and no bankruptcies are expected. We think valuations are still attractive, and there are encouraging signs on the corporate governance front, with Singapore Press providing the first-ever example of a share buyback in the country.

Q. HOW HAS LATIN AMERICA FARED THROUGH ALL THIS TURMOIL, AND WHAT PROSPECTS DO YOU SEE FOR THAT REGION GOING FORWARD?

A. Worries over currency contagion and high interest rates have been felt by virtually all of the countries in Latin America. In Brazil, although currency speculation is difficult, the real (the Brazilian currency) has come under repeated pressure mainly as a result of the country's soaring fiscal deficit. In other countries, weak commodity prices have added to a number of economic problems. The most notable example is Venezuela, where oil revenues represent a large proportion of gross domestic product. Mexico has also been adversely affected by low oil prices, while the Chilean economy has been hit by a combination of high exposure to weakening copper prices and decreased exports to Asia.

Q. SPECIFICALLY, DO YOU SEE BRAZIL'S AUSTERITY PACKAGE, COMBINED WITH IMF AID, HELPING THAT COUNTRY?

A. Brazil's main problem continues to be its growing deficit. This has been exacerbated by is high interest-rate policy, which the government has pursued to take pressure off its currency. Since the Russian crisis, there has been a growing realization by Western policymakers that dramatic fiscal reform, together with substantial support from the G7, is needed to avoid a financial crisis. President Cordoso has announced a new package aimed at reducing the deficit by $28 billion (U.S. dollars) and producing a fiscal surplus of 2.6% of gross domestic product in 1999. This fiscal program, if implemented, combined with the $41.5 billion loan package arranged by the IMF, should help to avert a full-blown crisis.

Q. MEANWHILE, ECONOMIC PROBLEMS SEEM TO HAVE DEEPENED IN RUSSIA. WHAT'S YOUR OUTLOOK THERE?

A. Russia experienced a series of crises over the past year, with two changes of prime minister and President Yeltsin looking increasingly marginalized. Weak oil prices threw the country's fiscal viability into question, and the intransigence of the Russian parliament jeopardized attempts at reform. By summer, it became clear that the Russians would not be able to maintain control in the debt markets without substantial assistance from the IMF and the G7. Eventually, a package was agreed to, but it turned out to be too little too late. The Russian government, realizing its predicament, reacted by devaluing its currency and suspending interest payments on ruble-denominated debt. The latest government is working on a plan to reschedule the entire ruble-denominated sovereign debt. It is unclear how successful this will be but, with the stock market at such depressed levels, the potential for substantial gains exists. As a result, the Fund retains a small exposure to the Russian market.

Q. WHAT ABOUT SOME OF THE OTHER EMERGING MARKETS, SUCH AS EGYPT, PORTUGAL, GREECE, AND SOUTH AFRICA?

A. Despite improving fundamentals and market-friendly economic policies, both Poland and Hungary saw their markets fall substantially in August as countries with trade ties to Russia suffered in the wake of its default. Greece was allowed into the European exchange rate mechanism in March 1998, and its market continued to benefit from falling interest rates over the second half of the year. Portugal, meanwhile, graduated from emerging to developed market status over the period and was sold from the Fund. In South Africa, the economy continued to be constrained by high real (inflation adjusted) interest rates, which the central bank is maintaining in order to defend the rand. In the Middle East and North Africa, markets remained defensive in the face of global turmoil. Egypt and Israel were both down modestly as foreign selling was partly absorbed by domestic investors.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO MARKETS OR INDUSTRIES IN THE PAST SIX MONTHS?

A. The main change has been an increase in exposure to Latin America, where the Fund moved from a large underweighted position to a more neutral stance. Specifically, we significantly increased the Fund's exposure to Brazil and Mexico. Elsewhere, the major changes in Asia were a reduction in exposure to India and Hong Kong, while in the Middle East and Africa our weighting was increased in Greece and decreased in Egypt, although the Fund remains overweighted in the latter.

Q. COULD YOU GIVE US EXAMPLES OF ANY PARTICULARLY GOOD STOCK STORIES IN THE PORTFOLIO?

A. Stock selection has proved to be particularly challenging in emerging markets over the report period. However, there have been several notable success stories throughout the portfolio. In Morocco, SNI, the second-largest conglomerate, increased 11.5% in U.S. dollar terms, while the state Bank of Mauritius, that country's second-largest commercial bank, increased 7.4%. In Argentina, Telecom Argentina, the integrated telecommunications provider, increased 2.7%.

Q. DO YOU SEE THE MOVEMENT TOWARD ECONOMIC AND MONETARY UNION IN EUROPE (EMU) HAVING AN EFFECT ON THE EMERGING MARKETS?

A. The movement toward economic and monetary union has had and will continue to have a greater effect on the emerging markets of Europe than on emerging markets in general. For example, Portugal has performed extremely well over the past three years as its economy has "converged" toward those of developed Europe, and it will be in the first wave of countries joining EMU in 2000, with Greece expected to join in 2001. Like Portugal, Greece has been one of the best-performing emerging markets in 1998 following its entry into the exchange rate mechanism in March. The next wave of EMU applicants includes Eastern European countries such as Poland, Hungary, Czech Republic, Estonia, and Slovenia. These countries are aiming for EMU convergence in 2002.

Q. LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS, AND HOW IS THIS REFLECTED IN THE FUND'S ALLOCATIONS?

A. The short-term outlook remains mixed, but the medium-term outlook remains positive. As world growth slows, the uncertainty created by the deflationary outlook has given investors an extreme aversion to risk. The credit crunch across most of Asia has deepened with the worsening of Japan's financial crisis, and the cost of capital has risen sharply. Although market volatility is likely to persist in the short term, we believe that the current environment presents investors with some outstanding long-term buying opportunities. The Fund remains broadly invested, with a slight bias away from Asia toward Latin America and the European, Middle Eastern, and African regions.


/s/ Arnab Kumar Banerji                 /s/ Jeffrey Chowdhry
    Arnab Kumar Banerji                     Jeffrey Chowdhry
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND. HE ALSO MANAGES THE EMERGING MARKETS PORTION OF MFS(R) GLOBAL GROWTH FUND, THE EMERGING MARKETS EQUITY SERIES, AND THE EMERGING MARKETS PORTION OF THE WORLD GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM). DR. BANERJI WAS BORN IN INDIA IN 1956. HE EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK, INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS, BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP ITS EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993 WHEN HE JOINED FOREIGN & COLONIAL.

   JEFFREY CHOWDHRY IS A DIRECTOR OF FOREIGN & COLONIAL EMERGING MARKETS LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND AND THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS AND MFS(R) VARIABLE INSURANCE TRUST(SM). HE ALSO MANAGES THE EMERGING MARKETS PORTION OF MFS(R)R GLOBAL GROWTH FUND AND THE WORLD GROWTH SERIES OFFERED THOUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. CHOWDHRY IS HEAD OF THE DEPARTMENT AT FOREIGN & COLONIAL THAT INVESTS IN EASTERN EUROPE, THE MIDDLE EAST, AND AFRICA. MR. CHOWDHRY BEGAN HIS CAREER AS AN INVESTMENT ANALYST IN 1982, JOINING ROYAL INSURANCE PLC IN 1985 AS A FUND MANAGER BEFORE JOINING BZW INVESTMENT MANAGEMENT IN 1987, WHERE HE WAS A DIRECTOR IN THEIR EMERGING MARKETS DIVISION. HE JOINED FOREIGN & COLONIAL EMERGING MARKETS IN 1994. HE HAS MANAGED INVESTMENTS IN THE UNITED STATES, EUROPE, LATIN AMERICA, AND ASIA. MR. CHOWDHRY HOLDS A BACHELOR'S DEGREE IN ECONOMICS FROM LONDON'S BRUNEL UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM KINGSTON BUSINESS SCHOOL IN ENGLAND.

-----------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                              PRIMARLY IN STOCKS OF COMPANIES IN EMERGING
                              MARKET COUNTRIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      OCTOBER 24, 1995

  CLASS INCEPTION:            CLASS A  OCTOBER 24, 1995
                              CLASS B  OCTOBER 24, 1995
                              CLASS C  JUNE 27, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $57.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1998

CLASS A
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -22.67%       -28.10%       -14.61%         -14.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -28.10%       - 5.13%         - 5.01%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          -31.52%       - 6.66%         - 6.49%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -22.88%       -28.45%       -15.90%         -16.08%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -28.45%       - 5.61%         - 5.49%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          -31.28%       - 6.54%         - 6.39%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months        1 Year       3 Years  10 Years/Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -22.73%       -28.31%       -15.61%         -15.80%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -28.31%       - 5.50%         - 5.39%
-------------------------------------------------------------------------------------------------------
SEC Results                                           --          -29.02%       - 5.50%         - 5.39%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months        1 Year       3 Years  10 Years/Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                             -22.42%       -27.69%       -13.72%         -13.85%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --          -27.69%       - 4.80%         - 4.69%
---------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995, through
  November 30, 1998.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS         20.4%

FINANCIAL SERVICES                 26.2%

ENERGY                              9.8%

BASIC MATERIALS                     8.4%

TECHNOLOGY                          8.2%

TOP 10 STOCK HOLDINGS

TAIPEI FUND  4.3%                               TELECOMUNICACOES BRASILIERAS (PREFERRED)  2.5%
Closed-end Taiwanese country fund               Brazilian telecommunications company

POHANG IRON & STEEL  4.1%                       TELEFONOS DE MEXICO S.A.  2.4%
South Korean steel company                      Mexican telecommunications company

ELECTROBAS CENT EL  3.4%                        MAGYAR TAVKOZLESI RT.  2.2%
Brazilian utility                               Hungarian telecommunications company

TELECOMUNICACOES BRASILIERAS  2.7%              YPF SOCIEDAD ANONIMA  1.8%
Brazilian telecommunications company            Argentine oil and gas company

SAMSUNG ELECTRONIC  2.7%                        TELEFONICA PERU  1.8%
South Korean electronics company                Peruvian telecommunications company

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 1998

Stocks - 95.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 95.3%
  Argentina - 4.3%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                              8,343           $   179,375
    Perez Companc S.A. (Oils)                                             86,808               451,469
    Siderca S.A. (Steel)                                                 103,370               150,943
    Telecom S.A., ADR (Telecommunications)                                 4,100               125,050
    Telefonica de Argentina, ADR (Utilities - Telephone)                  16,750               542,281
    YPF Sociedad Anonima, ADR (Oils)                                      33,900             1,000,050
                                                                                           -----------
                                                                                           $ 2,449,168
------------------------------------------------------------------------------------------------------
  Brazil - 17.1%
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)            42,605,000           $   308,526
    Centrais Eletricas Brasileiras S.A., Preferred, "B"
      (Utilities - Electric)                                          62,296,090             1,762,999
    Companhia Cervejaria Brahma, Preferred (Beverages)                   693,000               373,784
    Companhia Energetica de Sao Paulo S.A., ADR
      (Utilities - Electric)                                              27,687               698,820
    Companhia Paranaense de Energia, Preferred, "B"
      (Utilities - Electric)                                              32,058               308,199
    Embratel Participacoes S.A. (Telecommunications)*                 17,738,704               191,946
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                     612,000               432,995
    Petroleo Brasileiro S.A., Preferred (Oils)                         6,454,435               918,685
    Tele Centro Sul Participacoes S.A
      (Telecommunications)*                                           17,738,704               118,120
    Tele Norte Lests Participacoes S.A
      (Telecommunications)*                                           17,738,704               156,509
    Tele Sudeste Celular Participacoes S.A
      (Telecommunications)*                                           17,738,704                53,154
    Telecomunicacoes Brasileiras S.A
      (Telecommunications)*                                           24,400,000             1,391,210
    Telecomunicacoes Brasileiras S.A., Preferred
      (Telecommunications)*                                           13,440,000             1,289,855
    Telecomunicacoes do Rio de Janeiro S.A
      (Telecommunications)                                             1,696,000                61,408
    Telecomunicacoes do Rio de Janeiro S.A., Preferred,
      "B" (Telecommunications)*                                            2,194                79,349
    Telesp Celular Participacoes S.A
      (Telecommunications)*                                           17,738,704               106,308
    Telesp Participacoes S.A. (Telecommunications)*                   21,038,704               385,260
    Unibanco S.A. (Banks and Credit Cos.)                              9,222,000               445,211
    Vale Rio do Doce Cia, Preferred (Mining)                              50,900               741,427
                                                                                           -----------
                                                                                           $ 9,823,765
------------------------------------------------------------------------------------------------------
  China - 3.4%
    Guangdong Kelon Electric Holdings Co. Ltd.
      (Consumer Goods and Services)                                      522,000           $   455,115
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                          62,850               934,894
    Qingling Motors Co. (Automotive)                                   1,508,000               298,016
    Zhenhai Refining and Chemical Co., Ltd. (Oils)                     1,633,000               288,970
                                                                                           -----------
                                                                                           $ 1,976,995
------------------------------------------------------------------------------------------------------
  Colombia - 0.3%
    Cementos Diamante S.A., ADR (Construction)##                          36,485           $   162,358
------------------------------------------------------------------------------------------------------
  Egypt - 2.5%
    Ahram Beverage Co., GDR (Beverages)##                                 12,268           $   347,184
    Egypt Gas Co. (Utilities - Gas)                                        3,000               226,913
    Egypt Trust (Closed-end Fund)*                                        88,050               862,890
    Madinet Nasar City (Housing)                                             190                 5,742
                                                                                           -----------
                                                                                           $ 1,442,729
------------------------------------------------------------------------------------------------------
  Greece - 4.0%
    Alpha Credit Bank (Banking)                                            6,670           $   632,961
    Attica Enterprises S.A., GDR (Transportation)                         15,250               130,514
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                22,340               557,479
    Intracom S.A. (Telecommunications)                                     4,700               241,178
    National Bank of Greece, GDR (Banks and Credit Co.)                    2,590               463,254
    Panafon Hellenic Telecommunication S.A
      (Telecommunications)*                                                5,720               102,531
    Titan Cement Co., GDR (Building Materials)                             2,620               193,378
                                                                                           -----------
                                                                                           $ 2,321,295
------------------------------------------------------------------------------------------------------
  Hungary - 4.1%
    Magyar Olaj Es Gazipari KT (Gas)                                      35,836           $   834,249
    Magyar Olaj Es Gazipari KT, GDR (Oils)##                                 250                 5,750
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                       43,100             1,177,169
    OTP Bank Rt. (Banks and Credit Cos.)                                   7,530               322,146
                                                                                           -----------
                                                                                           $ 2,339,314
------------------------------------------------------------------------------------------------------
  India - 3.6%
    Bajaj Auto Ltd. (Automotive)                                             450           $     5,740
    Bharat Heavy Electricals Ltd. (Utilities - Electric)                   5,000                27,521
    EIH Ltd. (Hotels)                                                      8,400                46,669
    Hindustan Lever Ltd. (Consumer Goods and Services)                    14,900               558,181
    Hindustan Petroleum Corp. Ltd. (Oils and Gas)                         24,350               139,490
    Industrial Development Bank of India Ltd. (Banks and
      Credit Cos.)                                                           600                   508
    Infosys Technologies Ltd. (Computer - Software)                        2,200               120,729
    ITC Ltd. (Tobacco)                                                    23,000               369,054
    Larsen & Toubro Ltd. (Conglomerate)                                   30,500               104,653
    Larsen & Toubro Ltd., GDR (Conglomerate)                               9,003                30,892
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                   73,600               304,778
    Reliance Industries Ltd. (Conglomerate)                               57,000               154,054
    State Bank of India (Banks and Credit Cos.)                           66,000               233,443
                                                                                           -----------
                                                                                           $ 2,095,712
------------------------------------------------------------------------------------------------------
  Israel - 4.3%
    Bank Hapoalim (Banks and Credit Cos.)                                218,886           $   420,572
    Bezek Israeli Telecommunications Corp. Ltd.
      (Telecommunications)*                                               87,650               256,180
    Discount Investment Corp. (Financial Services)                         7,210               182,473
    ECI Telecom Ltd. (Telecommunications)                                 15,630               558,773
    Formula System (1985) Ltd. (Computer Software -
      Systems)*                                                           11,761               292,029
    Makhteshim-Agam Industries Ltd. (Chemicals)*                         140,264               304,033
    Super Sol Ltd. (Supermarkets)                                         78,703               182,444
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                                    6,264               272,484
                                                                                           -----------
                                                                                           $ 2,468,988
------------------------------------------------------------------------------------------------------
  Jordan - 1.2%
    Arab Bank Corp. (Banks and Credit Cos.)                                2,290           $   678,279
------------------------------------------------------------------------------------------------------
  Mauritius - 1.5%
    Mauritius Commercial Bank Ltd. (Banks and Credit Cos.)                48,000           $   207,431
    New Mauritius Hotels Ltd. (Restraurants and Lodging)                  82,000               175,525
    Rogers & Co. Ltd. (Conglomerate)                                      29,000               174,516
    State Bank of Mauritius Ltd. (Banks and Credit Cos.)                 445,000               319,911
                                                                                           -----------
                                                                                           $   877,383
------------------------------------------------------------------------------------------------------
  Mexico - 8.9%
    Cementos Mexicanos S.A. (Construction)                                84,119           $   203,915
    Cifra S.A. de C.V. (Retail)                                          214,510               264,726
    Desc S.A. de C.V., "B" (Conglomerate)                                320,000               288,491
    Fomento Economico Mexicano S.A. (Beverages)                            9,995               237,381
    Grupo Carso S.A., "A1" (Conglomerate)                                286,869               890,808
    Grupo Financiero Banamex, "B" (Finance)*                             111,000               131,203
    Grupo GEO S.A. de C.V. (Housing)*##                                   37,200               417,384
    Grupo Modelo S.A. de C.V. (Brewery)                                  209,040               414,604
    Grupo Television S.A. de C.V., GDR (Entertainment)*                   13,200               335,775
    Kimberly-Clark de Mexico SA de C.V. (Forest and Paper
      Products)                                                          105,824               289,392
    Organiz Soriana S.A., "B" (Real Estate)                              124,962               365,510
    Telefonos de Mexico S.A. (Utilities - Telephone)                     559,716             1,292,342
                                                                                           -----------
                                                                                           $ 5,131,531
------------------------------------------------------------------------------------------------------
  Morocco - 1.6%
    Banque Marocaine Commerce (Banks and Credit Cos.)                      1,800           $   131,705
    Brasseries Maroc (Consumer Goods and Services)                           836               236,643
    Ona Omnium Nord Africain S.A. (Conglomerate)                           1,500               181,055
    Societe Nationale d'Investissement (Conglomerate)                      1,200               125,361
    Wafabank (Banks and Credit Cos.)                                       2,000               253,156
                                                                                           -----------
                                                                                           $   927,920
------------------------------------------------------------------------------------------------------
  Peru - 3.1%
    Alicorp S.A. (Consumer Goods and Services)*                          226,395           $    47,105
    Compania de Minas Buenaventura S.A. (Mining)                          65,140               400,348
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                   30,832               339,152
    Telefonica del Peru S.A., "B" (Utilities - Telephone)                671,370             1,001,468
                                                                                           -----------
                                                                                           $ 1,788,073
------------------------------------------------------------------------------------------------------
  Poland - 4.6%
    Bank Handlowy w Warszawie, GDR (Banks and Credit
      Cos.)##                                                             21,750           $   265,350
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                    11,674               264,861
    BIG Bank Gdanski S.A. (Banks and Credit Cos.)                         18,517               290,717
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                   47,033               395,769
    Orbis S.A. (Restaurants and Lodging)                                  34,538               262,854
    Softbank Corp. (Computer-Software)                                    15,200               334,400
    Telekomunikacja Polska S.A. (Telecommunications)*                    130,000               614,250
    WBK Wielkopolski S.A. (Banks and Credit Cos.)                         40,000               218,265
                                                                                           -----------
                                                                                           $ 2,646,466
------------------------------------------------------------------------------------------------------
  Russia - 2.1%
    AO Mosenergo (Utilities)                                              76,580           $   191,450
    JSC Surgutneftegaz Co., ADR (Oils)                                    66,700               266,800
    Lukoil Oil Co., ADR (Oils)                                            25,768               530,821
    Unified Energy Systems, GDR (Utilities - Electric)                     8,650                36,330
    Vimpel Communications, GDR (Telecommunications)*                       8,271               149,912
                                                                                           -----------
                                                                                           $ 1,175,313
------------------------------------------------------------------------------------------------------
  Singapore - 1.7%
    City Developments Ltd. (Real Estate)                                  35,000           $   166,818
    Development Bank of Singapore Ltd. (Banks and Credit
      Cos.)                                                               12,000                91,075
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                      32,000               129,204
    Singapore Press Holdings Ltd. (Printing & Publishing)                 18,000               193,443
    Singapore Press Holdings Ltd. (Printing & Publishing)*                20,400               218,506
    Singapore Telecommunications, Ltd.
      (Telecommunications)                                               108,000               180,328
                                                                                           -----------
                                                                                           $   979,374
------------------------------------------------------------------------------------------------------
  South Africa - 9.1%
    Anglo American Corp. of South Africa Ltd. (Mining)                    27,635           $   885,874
    DeBeers Centenary AG (Diamonds - Precious Stones)                     24,284               364,900
    Dimension Data Holdings Ltd. (Financial Institutions)                119,673               450,088
    Imperial Holdings Ltd. (Conglomerate)                                 38,315               249,149
    JD Group Ltd. (Stores)*                                               40,960               172,766
    Liberty Life Association of Africa Ltd. (Insurance)                   33,704               576,345
    Nedcor Ltd. (Banks and Credit Cos.)*                                  36,231               742,449
    Real Africa Durolink Holdings Ltd. (Diversified
      Financial Services)*                                                 6,647                 8,528
    Real Africa Holdings Ltd. (Conglomerate)                             202,134               595,034
    Sasol Ltd. (Oils)                                                     58,766               228,764
    South African Breweries Ltd. (Brewery)                                57,203               968,128
                                                                                           -----------
                                                                                           $ 5,242,025
------------------------------------------------------------------------------------------------------
  South Korea - 7.0%
    Pohang Iron & Steel Co. Ltd. (Steel)                                  39,730           $ 2,231,900
    Samsung Electronics (Electronics)                                     27,189             1,454,448
    SK Telecom Ltd. (Telecommunications)                                     460               323,570
                                                                                           -----------
                                                                                           $ 4,009,918
------------------------------------------------------------------------------------------------------
  Taiwan - 4.1%
    Taipei Fund (Country Fund)*                                              264           $ 2,349,600
------------------------------------------------------------------------------------------------------
  Thailand - 2.0%
    Bangkok Expressway Public Co. Ltd.
      (Public Through  Fares)                                            171,000           $   163,421
    Electricity Generating Public Co. Ltd.
      (Utilities - Electric)                                              96,000               255,291
    PTT Exploration and Production Public Co. Ltd.
      (Oil Services)                                                      61,000               490,027
    Thai Farmers Bank Public Co. Ltd.
      (Banks and Credit Cos.)                                            117,000               210,665
                                                                                           -----------
                                                                                           $ 1,119,404
------------------------------------------------------------------------------------------------------
  Turkey - 4.8%
    Akbank (Banks and Credit Cos.)                                    17,585,606           $   359,185
    Arcelik A.S. (Consumer Goods and Services)                        11,151,553               323,287
    Cimsa Cimento Sanayi ve Ticaret A.S. (Construction
      Services)                                                       10,520,333               235,672
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                 54,984               237,806
    Turkiye Is Bankasi (Banks and Credit Cos.)                        20,109,410               563,103
    Vestel Electronic (Electronics)*                                   3,362,863               326,814
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                     46,308,750               564,462
    Yapi ve Kredi Bankasi A.S. (Banks and Credit Cos.)*##             11,114,100               135,471
                                                                                           -----------
                                                                                           $ 2,745,800
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $62,531,901)                                                $54,751,410
------------------------------------------------------------------------------------------------------

Preferred Stock
  Brazil
    Companhia Vale do Rio Doce, Preferred, 1s, 1999
      (Mining)
      (Identified Cost $ 0)                                 BRL               24           $         0
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.4%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Student Loan Marketing Discount Note, due 12/01/98,
      at Amortized Cost                                                 $  3,100           $ 3,100,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $65,631,901)                                           $57,851,410

Other Assets, Less Liabilities - (0.7)%                                                       (422,805)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $57,428,605
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BRL = Brazilian Cruzeiro

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $65,631,901)              $57,851,410
  Cash                                                                  440,689
  Foreign currency, at value (identified cost, $470,149)                471,812
  Receivable for Fund shares sold                                        74,960
  Receivable for investments sold                                     1,896,345
  Dividends receivable                                                  220,349
  Deferred organization expenses                                          9,882
  Other assets                                                            5,750
                                                                    -----------
      Total assets                                                  $60,971,197
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $ 1,629,974
  Payable for investments purchased                                   1,768,399
  Payable to affiliates -
    Management fee                                                        6,174
    Shareholder servicing agent fee                                         556
    Distribution and service fee                                         28,884
  Accrued expenses and other liabilities                                108,605
                                                                    -----------
      Total liabilities                                             $ 3,542,592
                                                                    -----------
Net assets                                                          $57,428,605
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $80,932,342
  Unrealized depreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                               (7,783,072)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (15,616,628)
  Accumulated net investment loss                                      (104,037)
                                                                    -----------
      Total                                                         $57,428,605
                                                                    ===========
Shares of beneficial interest outstanding                            4,640,691
                                                                     =========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $27,187,956 / 2,188,827 shares of
     beneficial interest outstanding)                                 $12.42
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $13.04
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,276,127 / 2,210,835 shares of
     beneficial interest outstanding)                                 $12.34
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,583,401 / 210,510 shares of beneficial
     interest outstanding)                                            $12.27
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $381,121 / 30,519 shares of beneficial
     interest outstanding)                                            $12.49
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $    880,132
    Interest                                                             69,412
    Foreign taxes withheld                                              (53,287)
                                                                   ------------
      Total investment income                                      $    896,257
                                                                   ------------
  Expenses -
    Management fee                                                 $    399,392
    Trustees' compensation                                               11,747
    Shareholder servicing agent fee                                      35,945
    Distribution and service fee (Class A)                               74,752
    Distribution and service fee (Class B)                              154,628
    Distribution and service fee (Class C)                               13,572
    Administrative fee                                                    4,083
    Auditing fees                                                        28,464
    Custodian fee                                                        28,395
    Printing                                                             25,177
    Registration fee                                                     21,302
    Postage                                                              18,841
    Interest expense                                                      2,871
    Amortization of organization expenses                                 2,606
    Legal fees                                                              500
    Miscellaneous                                                        33,563
                                                                   ------------
      Total expenses                                               $    855,838
    Fees paid indirectly                                                 (8,273)
                                                                   ------------
      Net expenses                                                 $    847,565
                                                                   ------------
        Net investment income                                      $     48,692
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(15,324,661)
    Foreign currency transactions                                      (193,342)
                                                                   ------------
        Net realized loss on investments and foreign
          currency transactions                                    $(15,518,003)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (2,159,246)
    Translation of assets and liabilities in foreign currencies           6,007
                                                                   ------------
        Net unrealized loss on investments and foreign currency
        translation                                                $ (2,153,239)
                                                                   ------------
          Net realized and unrealized loss on investments
            and foreign currency                                   $(17,671,242)
                                                                   ------------
            Decrease in net assets from operations                 $(17,622,550)
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED           YEAR ENDED
                                                           NOVEMBER 30, 1998         MAY 31, 1998
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment gain (loss)                                    $     48,692         $   (429,632)
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (15,518,003)           3,739,746
  Net unrealized loss on investments and foreign
    currency translation                                          (2,153,239)         (19,038,139)
                                                                ------------         ------------
      Decrease in net assets from operations                    $(17,622,550)        $(15,728,025)
                                                                ------------         ------------
Distributions declared to shareholders -
  In excess of net investment income (Class A)                  $       --           $   (192,963)
  In excess of net investment income (Class C)                          --                 (4,544)
  In excess of net investment income (Class I)                          --                 (3,738)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                     --               (388,703)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     --               (448,541)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     --                (35,329)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     --                 (3,734)
                                                                ------------         ------------
      Total distributions declared to shareholders              $       --           $ (1,077,552)
                                                                ------------         ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                  $ (5,502,115)        $  5,841,208
                                                                ------------         ------------
      Total decrease in net assets                              $(23,124,665)        $(10,964,369)
Net assets:
  At beginning of period                                          80,553,270           91,517,639
                                                                ------------         ------------
At end of period (including accumulated undistributed net
investment loss of $104,037 and $152,729, respectively)         $ 57,428,605         $ 80,553,270
                                                                ============         ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                                                   PERIOD
                                                         ENDED             YEAR ENDED MAY 31,                     ENDED
                                                  NOVEMBER 30,       -------------------------------            MAY 31,
                                                          1998               1998               1997              1996*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.06             $18.96             $16.52             $15.00
                                                        ------             ------             ------             ------
Income from investment operations# -
  Net investment income (loss)(S)                       $ 0.03             $(0.02)            $(0.07)            $ 0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         (3.67)             (2.64)              2.74               1.50
                                                        ------             ------             ------             ------
    Total from investment operations                    $(3.64)            $(2.66)            $ 2.67             $ 1.54
                                                        ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                            $ --               $ --               $ --               $(0.02)
  From net realized gain on investments and
   foreign currency transactions                          --                (0.16)             (0.23)              --
  In excess of net investment income                      --                (0.08)              --                 --
                                                        ------             ------             ------             ------
    Total distributions declared to shareholders        $ --               $(0.24)            $(0.23)            $(0.02)
                                                        ------             ------             ------             ------
Net asset value - end of period                         $12.42             $16.06             $18.96             $16.52
                                                        ======             ======             ======             ======
Total return(+)                                       (22.67)%++         (14.09)%             16.43%             10.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             2.41%+             2.35%              2.51%              2.48%+
  Net investment income (loss)                           0.39%+           (0.12)%            (0.42)%              0.35%+
Portfolio turnover                                         53%                83%                47%                22%
Net assets at end of period (000 omitted)              $27,188            $36,669            $37,540            $19,861
  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the year ended May 31, 1998, and 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C and Class I shares do not exceed
    0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31,
    1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00%
    of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/ under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                        $ --               $(0.02)            $(0.06)            $ 0.02
    Ratios (to average net assets):
      Expenses##                                          --                2.31%              2.45%              2.73%+
      Net investment income (loss)                        --               (0.08)%            (0.37)%             0.10%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                                                   PERIOD
                                                         ENDED             YEAR ENDED MAY 31,                    ENDED
                                                  NOVEMBER 30,       -------------------------------            MAY 31,
                                                          1998               1998               1997              1996*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.00             $18.89             $16.47             $15.00
                                                        ------             ------             ------             ------
Income from investment operations# -
  Net investment income (loss)(S)                       $(0.00)            $(0.13)            $(0.15)            $(0.02)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         (3.66)             (2.60)              2.73               1.50
                                                        ------             ------             ------             ------
    Total from investment operations                    $(3.66)            $(2.73)            $ 2.58             $ 1.48
                                                        ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                            $ --               $ --               $ --               $ --
  From net realized gain on investments and
   foreign currency transactions                          --                (0.16)             (0.16)              --
  In excess of net investment income                      --                 --                 --                (0.01)
                                                        ------             ------             ------             ------
    Total distributions declared to shareholders        $ --               $(0.16)            $(0.16)            $(0.01)
                                                        ------             ------             ------             ------
Net asset value - end of period                         $12.34             $16.00             $18.89             $16.47
                                                        ======             ======             ======             ======
Total return                                          (22.88)%++         (14.49)%             15.87%              9.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             2.90%+             2.85%              3.04%              3.06%+
  Net investment loss                                  (0.06)%+           (0.67)%            (0.87)%            (0.19)%+
Portfolio turnover                                         53%                83%                47%                22%
Net assets at end of period (000 omitted)              $27,276            $39,978            $51,020            $20,021

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A, Class B, Class C, and Class I shares do not exceed
    0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31,
    1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00%
    of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/ under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment loss                                 $ --               $(0.12)            $(0.14)            $(0.08)
    Ratios (to average net assets):
      Expenses##                                          --                2.81%+             2.98%              3.30%+
      Net investment loss                                 --              (0.63)%+           (0.82)%            (0.44)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS               YEAR             PERIOD
                                                                  ENDED              ENDED              ENDED
                                                           NOVEMBER 30,            MAY 31,            MAY 31,
                                                                   1998               1998             1997**
                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $15.88             $18.76             $16.77
                                                                 ------             ------             ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.01)            $(0.12)            $(0.08)
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                              (3.60)             (2.58)              2.36
                                                                 ------             ------             ------
    Total from investment operations                             $(3.61)            $(2.70)            $ 2.28
                                                                 ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                     $ --               $(0.02)            $ --
  From net realized gain on investments and foreign
   currency transactions                                           --                (0.16)             (0.29)
                                                                 ------             ------             ------
    Total distributions declared to shareholders                 $ --               $(0.18)            $(0.29)
                                                                 ------             ------             ------
Net asset value - end of period                                  $12.27             $15.88             $18.76
                                                                 ======             ======             ======
Total return                                                   (22.73)%++         (14.44)%             13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      2.91%+             2.84%              3.00%+
  Net investment loss                                           (0.08)%+           (0.66)%            (0.48)%+
Portfolio turnover                                                  53%                83%                47%
Net assets at end of period (000 omitted)                        $2,583             $3,478             $2,659
  * For the period from the inception of Class C, June 27, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's
    Class A, Class B, Class C, and Class I shares do not exceed .75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment loss                                          $ --               $(0.12)            $(0.07)
    Ratios (to average net assets):
      Expenses##                                                   --                2.80%              2.97%+
      Net investment loss                                          --              (0.62)%            (0.39)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS               YEAR             PERIOD
                                                                  ENDED              ENDED              ENDED
                                                           NOVEMBER 30,            MAY 31,            MAY 31,
                                                                   1998               1998            1997***
                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $16.11             $19.00             $16.47
                                                                 ------             ------             ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.06             $ 0.08             $ 0.10
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                              (3.68)             (2.65)              2.43
                                                                 ------             ------             ------
    Total from investment operations                             $(3.62)            $(2.57)            $ 2.53
                                                                 ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                     $ --               $(0.16)            $ --
  From net realized gain on investments and foreign
   currency transactions                                           --                (0.16)              --
                                                                 ------             ------             ------
    Total distributions declared to shareholders                 $ --               $(0.32)            $ --
                                                                 ------             ------             ------
Net asset value - end of period                                  $12.49             $16.11             $19.00
                                                                 ======             ======             ======
Total return                                                     (22.42)%++         (13.66)%            15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.91%+             1.85%              2.01%+
  Net investment income (loss)                                    0.89%+             0.43%              1.14%+
Portfolio turnover                                                  53%                83%                47%
Net assets at end of period (000 omitted)                          $381               $428               $299
*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's
    Class A, Class B, Class C and Class I shares do not exceed .75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income                                      $ --               $ 0.09             $ 0.10
      Ratios (to average net assets):
        Expenses##                                                 --                1.81%              1.99%+
        Net investment income                                      --                0.47%              1.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the Fund's average daily net assets.

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,871 for the period ended November 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,492 for the period ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,348 for the period ended November 30, 1998. Fees incurred under the distribution plan during the period ended November 30, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,168 and $75 for Class B and Class C shares, respectively, for the period ended November 30, 1998. Fees incurred under the distribution plan during the period ended November 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended November 30, 1998, were $773, $47,787, and $630 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $32,657,777 and $34,712,842, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 65,631,901
                                                                   ------------
Gross unrealized depreciation                                      $(11,519,182)
Gross unrealized appreciation                                         3,738,691
                                                                   ------------
    Net unrealized depreciation                                    $ (7,780,491)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      PERIOD ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             3,219,118       $ 41,183,377        3,867,672       $ 72,468,218
Shares issued to shareholders in
  reinvestment of distributions              --                 --             31,963            552,163
Shares reacquired                      (3,313,667)       (43,002,219)      (3,596,132)       (66,970,563)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)               (94,549)      $ (1,818,842)         303,503       $  6,049,818
                                       ==========       ============       ==========       ============

Class B Shares
                                      PERIOD ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               630,339       $  8,214,278        2,811,180       $ 53,134,945
Shares issued to shareholders in
  reinvestment of distributions              --                 --             22,800            394,934
Shares reacquired                        (918,714)       (11,801,973)      (3,036,072)       (55,624,554)
                                       ----------       ------------       ----------       ------------
    Net decrease                         (288,375)      $ (3,587,695)        (202,092)      $ (2,094,675)
                                       ==========       ============       ==========       ============

Class C Shares
                                      PERIOD ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               233,937       $  2,901,719          293,766       $  5,576,988
Shares issued to shareholders in
  reinvestment of distributions              --                 --              1,950             33,682
Shares reacquired                        (242,475)        (3,046,204)        (218,393)        (3,930,561)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)                (8,538)      $   (144,485)          77,323       $  1,680,109
                                       ==========       ============       ==========       ============

Class I Shares
                                      PERIOD ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 6,486       $     84,664           16,312       $    308,734
Shares issued to shareholders in
  reinvestment of distributions              --                 --               (631)           (12,723)
Shares reacquired                          (2,520)           (35,757)          (4,882)           (90,055)
                                       ----------       ------------       ----------       ------------
    Net increase                            3,966       $     48,907           10,799       $    205,956
                                       ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six month period ended November 30, 1998, was $269.


MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                     CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive        State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                    INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks, call
Lawrence T. Perera - Partner, Hemenway               toll free: 1-800-637-4458 anytime from a
& Barnes (attorneys)                                 touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard       For information on MFS mutual funds, call your
University Graduate School of Business               financial adviser or, for an information kit,
Administration                                       call toll free: 1-800-637-2929 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt - Private Investor                message anytime).

Arnold D. Scott* - Senior Executive Vice             INVESTOR SERVICE
President, Director, and Secretary,                  MFS Service Center, Inc.
MFS Investment Management                            P.O. Box 2281
                                                     Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment                For general information, call toll free:
Management                                           1-800-225-2606 any business day from 8 a.m. to
                                                     8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                     For service to speech- or hearing-impaired,
David B. Stone - Chairman and Director,              call toll free: 1-800-637-6576 any business day
North American Management Corp.                      from 9 a.m. to 5 p.m. Eastern time. (To use
(investment advisers)                                this service, your phone must be equipped with
                                                     a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company             For share prices, account balances, and
500 Boylston Street                                  exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                          WORLD WIDE WEB
500 Boylston Street                                  www.mfs.com
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Arnab Kumar Banerji*
Jeffrey Chowdhry*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R)/FOREIGN & COLONIAL                                           Bulk Rate
EMERGING MARKETS EQUITY FUND                                       U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
[Logo] M F S(R
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741










(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  FEM-3 1/99 24M 85/285/385/885